SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                       Securities and Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 25, 2003

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                              CAL-MAINE FOODS, INC.
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             (Exact name of Registrant as specified in its charter)


   Delaware               000-04892                       64-0500378
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(State or other    (Commission File Number)              (IRS Employer
jurisdiction of                                          Identification
 incorporation)                                          Number)


3320 Woodrow Wilson Avenue,  Jackson, MS                               39207
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code:   (601) 948-6813
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits. The following exhibit is furnished herewith:

          99.1 Press Release issued by the Registrant on July 25, 2003.

Item 12. Results of Operations and Financial Condition

     On July 25, 2003, the Registrant issued a press release announcing its financial results for the quarter and fiscal year ended May 31, 2003. A copy of the Registrant's press release is attached as Exhibit 99.1 to this Current Report.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


         CAL-MAINE FOODS, INC.
         (Registrant)

Date:    August 13, 2003           By:  /s/ Bobby J. Raines
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                                        Bobby J. Raines
                                        Vice President, Chief Financial
                                        Officer, Treasurer and Secretary